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                                                                 EXHIBIT 10.22

                                EXPONENT, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                  (Amended and Restated as of March 23, 1999)

     The following constitute the provisions of the Employee Stock Purchase Plan of Exponent, Inc.

     1.   Purpose.  The purpose of the Plan is to provide employees of the
          -------
Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.
          -----------

          (a)  "Board" shall mean the Board of Directors of the Company.
                -----

          (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (c)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (d)  "Company" shall mean Exponent, Inc. and any Designated Subsidiary
                -------
of the Company.

          (e)  "Compensation" shall mean all base straight time gross earnings
                ------------
including commissions, overtime, voluntary contributions to tax deferral plans and paid time off but exclusive of payments for shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (f)  "Cut-Off Date" shall mean the fifteenth day of the month prior to
                ------------
the fiscal month in which a Plan Quarter begins.

          (g)  "Designated Subsidiary" shall mean any Subsidiary which has been
                ---------------------
designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (h)  "Employee" shall mean any individual who is an Employee of the
                --------
Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the
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individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (i)  "Enrollment Date" shall mean the first day of each Offering
                ---------------
Period.

          (j)  "Exercise Date" shall mean the last day of each Plan Quarter.
                -------------

          (k)  "Fair Market Value" shall mean, as of any date, the value of
                -----------------
Common Stock determined as follows:

               (1) The Common Stock's Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the New York Stock Exchange for the last market trading day on the date of such determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (l)  "Offering Periods" shall mean the periods of approximately twelve
                ----------------
(12) months during which a right granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after the first day of each fiscal quarter beginning in January, April, July and October and terminating on the last Trading Day in the period ending twelve (12) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (m)  "Plan" shall mean this Employee Stock Purchase Plan.
                ----

          (n)  "Purchase Price" shall mean an amount equal to 85% of the Fair
                --------------
Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

          (o)  "Plan Quarter" shall mean the approximately three (3) month
                ------------
period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Plan Quarter of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

          (p)  "Reserves" shall mean the number of shares of Common Stock
                --------
covered by each right under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under a right.

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          (q)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (r)  "Trading Day" shall mean a day on which national stock exchanges
                -----------
and the Nasdaq System are open for trading.

     3.   Eligibility.
          -----------

          (a) Any Employee who has been employed by the Company for six (6) months prior to a given Enrollment Date shall be eligible to participate in any Offering Period of the Plan; provided, however, that a subscription agreement and beneficiary designation form must be filed with the Company by the Cut-Off Date.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted a right under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such right is granted) for each calendar year in which such right is outstanding at any time.

     4.   Offering Periods.  The Plan shall be implemented by consecutive,
          ----------------
overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after the first day of each fiscal quarter beginning in January, April, July and October, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 20. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five
(5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   Participation.
          -------------

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement and beneficiary designation form authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's human resources office by the Cut-Off Date prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such

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authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   Payroll Deductions.
          ------------------

          (a) At the time a participant files his or her subscription agreement and beneficiary designation form, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof. A participant may increase or decrease the rate of his or her payroll deductions by completing and filing with the Company a new subscription agreement and beneficiary designation form authorizing a change in payroll deduction rate prior to the Cut-Off Date for a given Plan Quarter. If such an increase or decrease is submitted, the participant will be automatically withdrawn from the Offering Period he or she is then participating in and reenrolled in the next new Offering Period at the new payroll deduction rate. Notice of the change in rate must be received by the Company prior to the Cut-off Date unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement and beneficiary designation form shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Plan Quarter. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement and beneficiary designation form at the beginning of the first Plan Quarter which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the right is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

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     7.   Grant of Right.  On the Enrollment Date of each Offering Period, each
          --------------
eligible Employee participating in such Offering Period shall be granted a right to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Plan Quarter more than 10,000 shares of the Company's Common Stock (subject to any adjustment pursuant to Section 19) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the right shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The right shall expire on the last day of the Offering Period.

     8.   Exercise of Right.
          -----------------

          (a)  Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her right for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the right shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Plan Quarter or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's right to purchase shares hereunder is exercisable only by him or her.

          (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed
(i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

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     9.   Delivery.  As promptly as practicable after each Exercise Date on
          --------
which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her right.

     10.  Withdrawal.
          ----------

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her right under the Plan prior to the Cut-Off Date for a Plan Quarter by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of a timely filed notice of withdrawal and such participant's right for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If participant submits written notice of withdrawal after the Cut-Off Date for a Plan Quarter, then the participant shall participate in the share purchase for such Plan Quarter but the participant shall be withdrawn prior to and shall not participate in the next Plan Quarter. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement and beneficiary designation form. The notice of withdrawal must be received by the fifteenth day of the third month of the Plan Quarter for the money for that Plan Quarter to be refunded to the Participant. If the notice of withdrawal is received after such date, then the Participant shall be withdrawn from the Offering Period after such Plan Quarter.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in any other Offering Period.

     11.  Termination of Employment.
          -------------------------

          Upon a participant's termination of employment, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the right shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's right shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12.  Interest.  No interest shall accrue on the payroll deductions of a
          --------
participant in the Plan.

     13.  Stock.
          -----

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          (a)  Subject to adjustment upon changes in capitalization of the
Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, plus an annual increase to be added at the first regularly schedule Board of Director meeting of each calendar year, equal to the lesser of (i) 200,000 Shares, (ii) 3% of the outstanding Shares on such date, or
(iii) a lesser amount determined by the Board. If, on a given Exercise Date, the number of shares with respect to which rights are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

          (b) The participant shall have no interest or voting right in shares covered by his right until such right has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14.  Administration.  The Plan shall be administered by the Board or a
          --------------
committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  Designation of Beneficiary.
          --------------------------

          (a) A participant shall file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the right is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the right. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16.  No Transferability.  Neither payroll deductions credited to a
          ------------------
participant's account nor any rights with regard to the exercise of a right or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17.  Use of Funds.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18.  Reports.  Individual accounts shall be maintained for each participant
          -------
in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19.  Adjustments Upon Changes in Capitalization, Dissolution, Liquidation,
          ---------------------------------------------------------------------
          Merger or Asset Sale.
          --------------------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Plan Quarter (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each right under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a right.

          (b)  Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten
(10) business days prior to the New Exercise Date, that the Exercise Date for the participant's right has been changed to the New Exercise Date and that the participant's right shall be exercised automatically on the New Exercise

Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c)  Merger or Asset Sale.  In the event of a proposed sale of all or
               --------------------
substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding right shall be assumed or an equivalent right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the right, any Plan Quarters then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's right has been changed to the New Exercise Date and that the participant's right shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  Amendment or Termination.
          ------------------------

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect rights previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof, no amendment may make any change in any right theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with
Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

          (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

          (2) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

          (3)  allocating shares.

          Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21.  Notices.  All notices or other communications by a participant to the
          -------
Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to a right unless the exercise of such right and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of a right, the Company may require the person exercising such right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

                                  EXHIBIT A
                                  ---------

                                EXPONENT, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

            SUBSCRIPTION AGREEMENT AND BENEFICIARY DESIGNATION FORM

_____ Original Application                         Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.   _____________________________________________________ hereby elects to participate in Exponent, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and Beneficiary Designation Form and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my right.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the right under this Subscription Agreement and Beneficiary Designation Form is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):
     ___________________________________________________________________________
     ____________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within
                          ------------------------------------------------------
     30 days after the date of any disposition of my shares and I will make
     ---------------------------------------------------------------------------
     adequate provision for Federal, state or other tax withholding obligations,
     ---------------------------------------------------------------------------
     if any, which arise upon the disposition of the Common Stock. The Company
     ------------------------------------------------------------
     may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement and Beneficiary Designation Form is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)______________________________________________
                         (First)      (Middle)           (Last)

__________________________    ______________________________________________
Relationship
                              ______________________________________________
                              (Address)

Employee's Social
Security Number:                   ____________________________________


Employee's Address:                ____________________________________

                                   ____________________________________

                                   ____________________________________


9. If you desire to have the shares you purchase through the Employee Stock Purchase Plan transferred directly to a broker (rather than delivered to you in certificate form), please complete the following Deposit or Withdrawal at Custodian (DWAC) information:

Broker Name:             ____________________________________

Broker Account Number:   ____________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT AND BENEFICIARY DESIGNATION FORM SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:_________________________    ________________________________________
                                   Signature of Employee


                                   _______________________________________
                                   Spouse's Signature (Required if beneficiary other than spouse and Employee lives in Arizona, California, Texas or Washington)

                                  EXHIBIT B
                                  ---------

                                EXPONENT, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL


     The undersigned participant in the Offering Period of Exponent, Inc. Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her right for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement and Beneficiary Designation Form.

                                   Name and Address of Participant:

                                   ________________________________

                                   ________________________________

                                   ________________________________


                                   ________________________________
                                   Signature


                                   ________________________________
                                   Date


                                   ________________________________
                                   Social Security Number